Exhibit 99.2

NEWS RELEASE

EQT BOARD OF DIRECTORS APPROVES SPIN-OFF OF EQUITRANS MIDSTREAM CORPORATION

Record and Distribution Dates Set

PITTSBURGH, PA (October 24, 2018) — EQT Corporation (NYSE: EQT) today announced that its board of directors has approved the previously announced spin-off of Equitrans Midstream Corporation (ETRN), a company recently formed by EQT to hold EQT’s midstream business following the upcoming separation of EQT’s upstream and midstream businesses.

•     Record Date is set for November 1, 2018

•     Distribution Date is set for November 12, 2018

•     Regular-way trading for ETRN on the NYSE to begin November 13, 2018

Separation and Distribution

The spin-off will be effected through a pro rata distribution of 80.1% of the outstanding common stock of ETRN.  EQT will retain 19.9% of the outstanding common stock of ETRN. EQT’s board of directors has declared a dividend distribution of 0.80 shares of ETRN common stock for every one share of EQT common stock outstanding as of the close of business on November 1, 2018, the record date for the distribution, subject to certain conditions as described in the Registration Statement on Form 10, as amended, filed by ETRN. The distribution is expected to occur at 11:59 p.m. (ET) on November 12, 2018.

The distribution of ETRN shares will be made in book-entry form and no action or payment by EQT shareholders is required to receive ETRN shares. No physical share certificates of ETRN will be issued. An information statement containing details of the separation and important information about ETRN will be available to EQT shareholders prior to the Distribution Date.

There is currently no market for ETRN common stock. The New York Stock Exchange (NYSE) has authorized the listing of ETRN common stock under the symbol “ETRN,” subject to official notice of distribution. Trading in ETRN common stock is expected to begin on a “when-issued” basis on October 31, 2018, under the symbol “ETRN WI” and will continue until the distribution occurs. ETRN “when-issued” trades will settle after the completion of the distribution.

Beginning on October 31, 2018, and continuing until the occurrence of the distribution, EQT expects that EQT common stock will trade in two markets on the NYSE: 1) “regular-way” market under the symbol “EQT;” and 2) “ex-distribution” market under the symbol “EQT WI.” Shares of EQT common stock trading in the “regular-way” market will carry the right to receive shares of ETRN common stock in the distribution. Shares of EQT common stock trading in the “ex-distribution” market will not carry the right to receive ETRN common stock.

EQT shareholders who sell their shares in the “regular-way” market on or before November 12, 2018 will also be selling their entitlement to receive ETRN common stock in the distribution. EQT shareholders are encouraged to consult with their financial advisors regarding the specific consequences of selling shares of EQT common stock on or before November 12, 2018.

The separation of EQT’s upstream and midstream businesses will be complete on the Distribution Date. On November 13, 2018, “regular-way” trading will commence on the NYSE for ETRN’s common stock under the symbol “ETRN.”

Following the separation, ETRN will own the general partner interest and a 91.3% limited partner interest in EQGP Holdings, LP (NYSE: EQGP), which owns the general partner interest, all of the incentive distribution rights, and an approximate 17.9% limited partner interest in EQM Midstream Partners, LP (NYSE: EQM). EQM owns, operates, acquires and develops natural gas gathering, transmission and storage, and water services assets in the Appalachian Basin. Additionally, ETRN will hold an approximate 12.7% limited partner interest in EQM. Following the separation, EQT will continue to hold its upstream business, which is the largest producer of natural gas in the United States based on average daily sales volume.

Investor Presentation

In connection with the Separation, ETRN will hold an investor presentation on Monday, October 29, 2018. The presentation will be webcast live beginning at approximately 10:00am (ET) via EQT’s website at www.eqt.com and via ETRN’s web site at www.equitransmidstream.com.

About EQT Corporation

EQT Corporation is an integrated energy company with emphasis on Appalachian area natural gas production, gathering, and transmission. With more than 130 years of experience and a long-standing history of good corporate citizenship, EQT is the largest producer of natural gas in the United States. As a leader in the use of advanced horizontal drilling technology, EQT is committed to minimizing the impact of drilling-related activities and reducing its overall environmental footprint. Through safe and responsible operations, EQT is helping to meet our nation’s growing demand for clean-burning energy, while continuing to provide a rewarding workplace and enrich the communities where its employees live and work. EQT owns the general partner interest and a 91% limited partner interest in EQGP Holdings, LP. EQGP Holdings, LP owns the general partner interest, all of the incentive distribution rights, and a portion of the limited partner interest in EQM Midstream Partners, LP.

Visit EQT Corporation at www.eqt.com; and to learn more about EQT’s sustainability efforts, please visit https://csr.eqt.com.

About EQM Midstream Partners

EQM Midstream Partners, LP (EQM) is a growth-oriented limited partnership formed by EQT Corporation to own, operate, acquire, and develop midstream assets in the Appalachian Basin. As the third largest gatherer of natural gas in the United States, EQM provides midstream services to EQT Corporation and other producers through its strategically located natural gas transmission, storage, and gathering systems, and water services to support energy development and production in the Marcellus and Utica regions. EQM owns approximately 950 miles of FERC-regulated interstate pipelines and approximately 2,130 miles of high- and low-pressure gathering lines.

Visit EQM Midstream Partners, LP at www.eqm-midstreampartners.com.

About EQGP Holdings

EQGP Holdings, LP is a limited partnership that owns the general partner interest, all of the incentive distribution rights, and a portion of the limited partner interests in EQM Midstream Partners, LP. EQT Corporation owns the general partner interest and a 91.3% limited partner interest in EQGP Holdings, LP.

Visit EQGP Holdings, LP at www.eqm-midstreampartners.com.

Cautionary Statements

Disclosures in this news release contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Any such forward-looking statements are made based on information currently known and are subject to various risks and uncertainties, including those contained in EQT’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2017 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018 and the Registrtion Statement on Form 10 filed by ETRN.  Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of ETRN, EQT and their subsidiaries, including whether the separation of the midstream business and the distribution are completed, as expected or at all, and the timing of the separation and the distribution; whether the conditions to the separation and the distribution can be satisfied; whether the operational, financial and strategic benefits of the separation and the distribution can be achieved; and whether the costs and expenses of the separation and the distribution can be controlled within expectations. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQT has based these forward-looking statements on current expectations and assumptions about future events. While EQT considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQT’s control.

Any forward-looking statement speaks only as of the date on which such statement is made and EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

Information in this news release regarding EQGP and its subsidiaries, including EQM, is derived from publicly available information published by the partnerships.

Analyst inquiries please contact:

Nate Tetlow — Investor Relations Director

412.553.5834

ntetlow@eqt.com

Media inquiries please contact:

Natalie Cox — Corporate Director, Communications

412.395.3941

ncox@eqt.com

Source: EQT Corporation

Equitrans Midstream Corporation